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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 21, 2003


                                 PLUG POWER INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                     0-27527                    22-3672377
(State or Other Jurisdiction      (Commission File            (I.R.S. Employer
     of Incorporation)                Number)                Identification No.)


                 968 Albany-Shaker Road, Latham, New York 12110
              (Address of Principal Executive Offices and Zip Code)

                                 (518) 782-7700
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On March 21, 2003, Plug Power Inc. issued a press release announcing the estimated exchange ratio in connection with the previously announced acquisition of H Power Corp. A copy of the press release, which was also posted on Plug Power Inc.'s internet website, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of the Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          99.1   Press Release of Plug Power Inc. dated March 21, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 21, 2003                PLUG POWER INC.



                                       By:  /s/ David A. Neumann
                                          --------------------------------
                                                David A. Neumann
                                                Chief Financial Officer

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                                  Exhibit Index
                                  -------------

99.1      Press Release of Plug Power Inc. dated March 21, 2003.